Execution Copy
 Exhibit 10.2

AMENDMENT #4 TO RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT
This AMENDMENT #4 TO THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT (this "Amendment No. 4") is entered into and made effective as of the 10th day of April, 2014 (the "Amendment No. 4 Effective Date") by and between Isis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 ("Isis"), and Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at 980 Great West Road, Brentford London TW8 9GS, United Kingdom ("GSK").  Isis and GSK are each referred to herein by name or as a "Party" or, collectively, as "Parties."
RECITALS
Whereas, Isis and GSK are parties to the Research, Development and License Agreement dated March 30, 2010, as amended (the "Agreement"); and
Whereas, Isis and GSK desire to amend certain terms of the Agreement solely with respect to the Collaboration Program focused on the [***] (the "GSK-5 Program"), including to extend the Collaboration Term for the GSK-5 Program to March 30, 2015, on the terms and conditions set forth herein.
Now, therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and solely with respect to the GSK-5 Program, the Parties, intending to be legally bound, do hereby agree as follows:
Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.
1.	GSK-5 Program – Natural History Study.
a.
The Parties will conduct the Natural History Study as part of the GSK-5 Development Plan. GSK and Isis [***] a clinical research organization ("CRO") to conduct the Natural History Study, and Isis will thereafter negotiate and enter into an agreement with such CRO for the conduct of such study with terms reasonably acceptable to GSK (the "CRO Contract"), it being understood that GSK will provide Isis comments to the terms of the CRO Contract, if any, within [***] ([***]) Business Days of receiving a draft of such CRO Contract from Isis. Notwithstanding the preceding sentence, and subject to Section 1.b and Section 1.c, if GSK and Isis cannot agree on a term in the CRO Contract, [***] will have final decision-making authority with respect to such term (provided that, such decision is in accordance with the GSK-5 Development Plan and would not result in an increase in External Costs above [***]). For avoidance of doubt, nothing in this Amendment No. 4 requires Isis to amend any agreement between Isis and any Third Party CRO that is in effect as of the Amendment No. 4 Effective Date. The Parties intend that the CRO Contract will be executed by Isis as soon as reasonably practicable after the Amendment No. 4 Effective Date.  Such CRO Contract will specify that [***] and that, as between GSK and Isis, [***]. Isis will ensure that the CRO Contract includes provisions that [***] and [***].

b.
Promptly after the Amendment No. 4 Effective Date, the Parties will agree upon a protocol for the conduct of the Natural History Study (the "Initial Natural History Study Protocol").  Isis shall be responsible for all of the costs for the conduct of the mutually-agreed Natural History Study (excluding any costs incurred by GSK), provided that Isis shall only be responsible for external costs for the Natural History Study (the "External Costs") up to [***] ($[***]) (the "Isis Natural History Study Cost Cap"). GSK will use reasonable efforts to [***] in accordance with the timeline included in the Natural History Study protocol. GSK will be responsible for the payment of all External Costs that exceed the Isis Natural History Study Cost Cap except to the extent such excessive costs result from [***].

c.
Isis will not make any changes to the Initial Natural History Study Protocol or authorize or direct the CRO to do any work that is outside the scope of the Initial Natural History Study Protocol that would result in External Costs above the Isis Natural History Study Cost Cap, without GSK's prior written consent. GSK will not make any changes to the Initial Natural History Study Protocol or authorize or direct the CRO to do any work that is outside the scope of the Initial Natural History Study Protocol that would increase Isis's internal FTE costs for the conduct of such Natural History Study as compared to Isis's internal FTE costs for the conduct of the Initial Natural History Study Protocol without Isis's prior written consent.

2.	GSK-5 Program – PoC Trial.
a.
Proof of Concept (PoC) Trial. The initial agreed-upon GSK-5 Development Plan is attached to this Amendment No. 4 as Attachment 1. The Parties [***] as set forth in the attached GSK-5 Development Plan.  The Parties will meet approximately [***] ([***]) [***] after the [***] to evaluate the progress of the Natural History Study, determine [***], discuss [***] the Natural History Study and discuss [***] on the [***]. As soon as reasonably practicable and in no event later than the [***] ([***]) day following the date when [***] ([***]) of the subjects participating in the Natural History Study complete [***] ([***]) [***], the Parties will discuss in good faith and, subject to [***], will [***] the final study design and endpoints for the multiple-dose portion of the PoC Trial, which the Parties anticipate will be substantially in the form set forth for the PoC Trial study design and endpoints in the initial GSK-5 Development Plan.

b.
As soon as reasonably practicable, Isis will provide GSK a summary of the data under the single-dose portion of the PoC Trial up to and including the [***] ([***]) day after the day on which the [***] in the single-dose portion of the PoC Trial (the "[***]").  Provided Isis has delivered the [***] to GSK, Isis may deliver to GSK a written notice stating Isis' desire to begin the multiple-dose portion of the PoC Trial (a "Request to Continue").  Within [***] ([***]) days after receipt of a Request to Continue, GSK will (subject to Section 2.c of this Amendment No. 4 below) deliver to Isis a written notice ("Notice to Continue") authorizing Isis to begin the multiple-dose portion of the PoC Trial pursuant to either (i) [***], or (ii) [***].  GSK will specify in its Notice to Continue whether the study design and endpoints for the multiple-dose portion of the PoC Trial for which GSK has authorized Isis to proceed are as set forth in (i) or (ii) above.  For clarity, if GSK has not received a Request to Continue, GSK may deliver a Notice to Continue to Isis at any time.

c.
If, by [***] ([***]) days after receipt of the Request to Continue, GSK has not provided Isis a Notice to Continue, then GSK's Option with respect to the GSK-5 Program will automatically expire and, subject to Section 5.10 of the Agreement (as amended by this Amendment No. 4), Isis will be free to develop and commercialize any Compounds that were included in the GSK-5 Program on its own or with a Third Party and, except as specified in Section 5.10 of the Agreement (as amended by this Amendment No. 4), GSK will have no further rights to the GSK-5 Program (including all Compounds included therein) and [***] will no longer be a Collaboration Target. Following any expiration of an Option under this Section 2.c, GSK will promptly transfer to Isis all data, results and information related to the testing and studies in the GSK-5 Program in the possession of GSK and its contractors to the extent such data, results and information were generated by or on behalf of GSK under the Agreement (as amended by this Amendment No. 4).

d.
Except as provided under Section 2.c of this Amendment No. 4, the multiple-dose portion of the PoC Trial shall not be initiated until the final GSK-5 Development Plan, including the final study design and endpoints for the multiple-dose portion of the PoC Trial (which shall be subject to [***]), have been agreed upon. Following GSK's Option exercise, decision-making for the GSK-5 Program will be governed in accordance with Section 3.c.ii of this Amendment No. 4.

3.	GSK-5 Program –Costs.
a.
Development Costs Paid by Isis. Isis will be responsible for, and will use Commercially Reasonable Efforts to perform, Isis' activities under the GSK-5 Development Plan and will be responsible for all costs and expenses associated therewith, except to the extent such costs and expenses have otherwise been allocated to GSK under Section 1, Section 3.c or Section 5 of this Amendment No. 4.

b.
Manufacturing Costs Paid by Isis.  Subject to Section 5 of this Amendment No. 4 and until GSK exercises its Option for the GSK-5 Program in accordance with the Agreement (as amended by this Amendment No. 4), Isis will be solely responsible for the costs and expense for the Costs of Goods for the GSK-5 Development Plan. As included herein, "Cost of Goods" means [***].

c.	Development Costs Paid by GSK.
i.
Before Option Exercise. Until GSK exercises its Option for the GSK-5 Program in accordance with the Agreement (as amended by this Amendment No. 4), GSK will be responsible for and will use Commercially Reasonable Efforts to perform the activities allocated to GSK under the GSK-5 Development Plan, and shall be responsible for payment of all costs and expenses related to GSK's conduct of such activities. In addition, GSK will be responsible for External Costs above the Isis Natural History Study Cost Cap as set forth in Section 1.b of this Amendment No. 4, and for any Additional Costs resulting from Approved Changes.  If Additional Costs result from Approved Changes (excluding changes to the Natural History Study), then Isis will deliver to GSK [***] an invoice for such portion of the Additional Costs that is allocated for the activities [***] [***], and GSK will pay each such invoice within [***] ([***]) days after GSK's receipt.

ii.
After Option Exercise. Without limiting the terms set forth in the Agreement, after GSK exercises its Option for the GSK-5 Program, GSK will be solely responsible for and will have sole decision making authority over all Development and Commercialization activities for the GSK-5 Program; provided, however, that Isis will continue to be responsible for the completion of the PoC Trial in accordance with the GSK-5 Development Plan in place at the time of such Option exercise, including payment of the costs and expenses associated therewith except to the extent such costs and expenses have otherwise been allocated to GSK under Section 1, Section 3.c or Section 5 of this Amendment No. 4, and Isis will continue to be responsible for all activities allocated to Isis under the GSK-5 Development Plan, including completion of reports and other activities allocated to Isis under such GSK-5 Development Plan.  In addition, after such Option exercise by GSK, GSK will be solely responsible for all costs and expenses associated with Development, Manufacture and Commercialization of Licensed Compounds and related Licensed Products from the GSK-5 Program, excluding those costs and expenses for those activities for which Isis is responsible under the GSK-5 Development Plan, or for which Isis is otherwise responsible to provide at no cost to GSK under Section 4.2 of the Agreement.

4.	Option.
a.
Following GSK's receipt of (i) a notice from Isis that the PoC Trial is Completed, and (ii) the PoC Data Package (as defined in this Amendment No. 4) for the GSK-5 Program (such notice and package, the "GSK-5 PoC Trial Completion Package"), GSK will provide written notice to Isis of its decision whether to exercise its Option to the GSK-5 Program on or before 5:00 p.m. (Eastern time) on the [***] day following GSK's receipt of the GSK-5 PoC Trial Completion Package (the "GSK-5 Option Deadline").  If GSK does not provide written notice to Isis of GSK's exercise of the GSK Option for the GSK-5 Program before the GSK-5 Option Deadline, then GSK's Option to the GSK-5 Program will expire and, subject to Section 5.10 of the Agreement (as amended by this Amendment No. 4), Isis will be free to Develop and Commercialize any Compounds that were included in the GSK-5 Program on its own or with a Third Party and, except as specified in Section 5.10 of the Agreement (as Amended by this Amendment No. 4), GSK will have no further rights to the GSK-5 Program (including all Compounds included therein) and [***] will no longer be a Collaboration Target. Following any expiration of an Option under this Section 4, GSK will promptly transfer to Isis all data, results and information related to the testing and studies in the GSK-5 Program in the possession of GSK and its contractors to the extent such data, results and information were generated by or on behalf of GSK under the Agreement (as amended by this Amendment No. 4).

b.
Early Exercise of an Option. For the avoidance of doubt, notwithstanding anything to the contrary in this Amendment No. 4 or in the Agreement, GSK will have the right to exercise its Option for the GSK-5 Program prior to GSK's receipt of a GSK-5 PoC Trial Completion Package in accordance with the terms of the Agreement (as amended by this Amendment No. 4).

5.	Material Amendments to the GSK-5 Development Plan for the PoC Trial.
a.	Overview. As of the Amendment No. 4 Effective Date, the Parties have agreed to the GSK-5 Development Plan (which is attached hereto as Attachment 1).
b.
Material Amendments. Subject to Section 5.d of this Amendment No.4, no Material Amendments may be made without both Parties' prior written consent.  If any Regulatory Authority requires or, based on feedback from a Regulatory Authority, either Party requests a change to the PoC Trial or the GSK-5 Development Plan that would require the Parties to make Material Amendment to the GSK-5 Development Plan to effect such a change, the Parties will use good faith and commercially reasonable efforts to mutually agree on such Material Amendment (including any associated Additional Costs and payment schedule thereof) within [***] ([***]) days of receiving such proposed change from such Regulatory Authority or a Party.

c.	Material Amendments Process.
i.
If the Parties mutually agree to make such a Material Amendment (excluding Material Amendments to the Natural History Study) (including any associated Additional Costs and the payment schedule thereof), such proposed Material Amendment shall be deemed an Approved Change, and the GSK-5 Development Plan will be amended to expressly incorporate such Approved Change.  Thereafter, Isis and GSK (as applicable) will continue to conduct the GSK-5 Development Plan in accordance with such amended GSK-5 Development Plan.

ii.
If, despite the Parties' good faith and Commercially Reasonable Efforts, the Parties cannot agree (i) on whether to make the proposed Material Amendment to the GSK-5 Development Plan (including agreement on the scope of such proposed Material Amendment or any associated Additional Costs, and the payment schedule thereof) or (ii) whether such proposed amendment qualifies as a Material Amendment, in each case, within [***] ([***]) days of receiving such proposed change from such Regulatory Authority or a Party, the dispute will be promptly (but no later than [***] days after the end of such [***] ([***]) day period) referred to the [***]. If the [***] cannot resolve the matter within [***] ([***]) Business Days after receiving such dispute then, subject to Section 2.c of this Amendment No. 4, the Parties will continue the activities under the GSK-5 Program (including the PoC Trial) under the then-current GSK-5 Development Plan, until such matter is resolved by the Parties (if ever) or the GSK-5 Program is terminated in accordance with the Agreement or this Amendment No. 4.  Notwithstanding anything to the contrary in the Agreement or this Amendment No. 4, [***] with respect to changes to the study design and endpoints for the multiple-dose portion of the PoC Trial, provided that (i) changes made as a result of [***] shall be deemed Approved Changes for which [***] and (ii) with respect to the multiple-dose portion of the PoC Trial, [***] to (x) [***], (y) [***], or (z) [***].

d.
Non-Material Amendments. Isis will consider in good faith any changes to the GSK-5 Development Plan that are requested by GSK that do not require the Parties to make a Material Amendment to the GSK-5 Development Plan to affect such a change.  Isis shall have the ability to make any changes to the GSK-5 Development Plan that do not require the Parties to make a Material Amendment to the GSK-5 Development Plan to affect such a change without the prior consent of GSK, provided, that such changes [***].

e.	The process for Approved Changes as set forth in this Section 5 shall not apply to Approved Changes for the Natural History Study, which are addressed exclusively by Section 1 of this Amendment No. 4.
6.	Financial Provisions. The following revised financial provisions will apply solely to the GSK-5 Program:
a.
Milestone Payments for First Achievement of Development Milestone Event. Solely with respect to a Compound under the GSK-5 Program that first achieves a Development Milestone Event by or on behalf of GSK or its Affiliates or Sublicensees, Column 1 of Table 2 set forth in Section 5.5.1 (Milestone Payments for First Achievement of Development Milestone Event) of the Agreement is hereby deleted in its entirety and replaced with Table 2A below.

Table 2A
Development Milestone Events for the GSK-5 Program	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]*	[***]
[***]*	[***]
Total Development Milestone Payments for the GSK-5 Program	[***]
*[***].
For avoidance of doubt, except as expressly amended by this Amendment No. 4, the terms and conditions of Section 5.5.2 of the Agreement continue to apply to the GSK-5 Program. Isis understands and acknowledges that, as of the Amendment No. 4 Effective Date, [***].
b.
GSK-5 Program Option Exercise Fee. Upon the exercise by GSK of the Option for the GSK-5 Program, if exercised by GSK in accordance with the Agreement (as amended by this Amendment No. 4), in lieu of the [***] ([***]) Option exercise fee set forth in Column 1 of Table 1 in Section 5.4 (Option Exercise Fees) of the Agreement, GSK will pay Isis an Option exercise fee of [***] ([***]) for the GSK-5 Program.  Such Option Exercise Fee will be paid within [***] ([***]) days after receipt by GSK of an invoice sent from Isis on or after such Option exercise under the Agreement (as amended by this Amendment No. 4).

c.
Milestone Payments for First Achievement of Sales Milestone Event. Solely with respect to a Licensed Product under the GSK-5 Program that first achieves the listed events (as set forth in Table 4A below)  by or on behalf of GSK, its Affiliates or Sublicensees, Table 4 set forth in Section 5.7.1 (Milestone Payments for First Achievement of Sales Milestone Event) of the Agreement is deleted in its entirety and replaced with Table 4A below:

Table 4A
GSK-5 Sales Milestones for each Licensed Product in the GSK-5 Program	Milestone Payment
[***] in worldwide Annual Net Sales	[***]
[***] in worldwide Annual Net Sales	[***]
[***] in worldwide Annual Net Sales	[***]
[***] in worldwide Annual Net Sales	[***]
Total GSK-5 Sales Milestone Payments for the GSK-5 Program	[***]

7.
GSK-5 Program Royalties.  Solely with respect to the Licensed Products under the GSK-5 Program sold by GSK, its Affiliates or Sublicensees, Table 5 set forth in Section 5.9.1 (GSK Patent Royalty) of the Agreement is deleted in its entirety and replaced with Table 5A below:

Table 5A
Worldwide Annual Net Sales of each Licensed Product in the GSK-5 Program	Royalty Rate
For the portion up to and including $[***]	[***]%
For the portion above $[***] and up to and including $[***]	[***]%
For the portion above $[***]	[***]%

8.
GSK-5 Program Reverse Royalties.  Solely with respect to any GSK-5 Program Discontinued Products, Table 6 set forth in Section 5.10.1 (Reverse Royalty for Discontinued Products) of the Agreement is deleted in its entirety and replaced with Table 6A below:

Table 6A
Development/Regulatory Status of Discontinued Product at time of reversion under this Agreement	Applicable Royalty Rate on worldwide Annual Net Sales of Discontinued Product
Discontinued Products for which GSK has paid Isis the [***] milestone payment	[***]%
After [***] but prior to [***]	[***]%
After [***] but prior to [***]	[***]%
After [***]	[***]%

9.
No Impact on Other Collaboration Programs. Except as otherwise expressly amended by this Amendment No. 4, the Agreement remains in full force and effect in accordance with its terms. For the avoidance of doubt, this Amendment No. 4 is solely intended to modify certain terms of the Agreement regarding the GSK-5 Program, and does not amend the Agreement in any way with respect to the other Collaboration Programs.

10.
GSK's Right to Terminate for Convenience. This Section 10 of this Amendment No. 4 supersedes and replaces Section 9.2.1 of the Agreement with respect to the GSK-5 Program, including GSK's right to terminate the GSK-5 Program under Section 9.2.1 of the Agreement.  In lieu of GSK's right to terminate under Section 9.2.1 of the Agreement, at any time following the Amendment No. 4 Effective Date, GSK will be entitled to terminate the Agreement (as amended by this Amendment No. 4) with respect to the GSK-5 Program by providing Isis ninety (90) days prior written notice; provided however, if GSK terminates the Agreement (as amended by this Amendment No. 4) with respect to the GSK-5 Program and at the effective date of such termination, Isis had spent in Development of the GSK-5 Program (including actual external costs and Isis' good faith estimate of its internal FTE costs) at least an amount equal to (a) [***] ([***]) plus (b) [***], then if such notice of termination by GSK is:

(i)
before [***] for the GSK-5 Program and [***], GSK will pay Isis [***] percent ([***]%) of the milestone payment for [***] for the GSK-5 Program and [***] percent ([***]%) of the milestone payment for [***],

(ii)	before [***] for the GSK-5 Program but after [***], GSK will pay Isis [***] percent ([***]%) of the milestone payment for [***] for the GSK-5 Program,
(iii)	after [***] for the GSK-5 Program but before [***], GSK will pay Isis [***] percent ([***]%) of the milestone payment for [***],
(iv)	after [***] for the GSK-5 Program and after [***] but before [***], GSK will pay Isis [***] percent ([***]%) of the milestone payment for [***],

(v)	after [***], GSK will pay Isis [***] percent ([***]%) of the milestone payment for [***]; provided, that:
(A)	if the [***] does not occur within [***] ([***]) months of such notice of termination by GSK, then [***]: (a) such [***], minus the sum of: (b) [***], and (c) [***]; or
(B)	if the [***] occurs within [***] ([***]) months of such notice of termination by GSK, and [***], then [***]; or
(C)	if the [***] occurs within [***] ([***]) months of such notice of termination by GSK, and [***], Isis will [***].
Notwithstanding the foregoing, if under the scenarios set forth in either Section 10.v.A or Section 10.v.B above [***] prior to the end of the [***] ([***]) month period, then [***].
Following Isis's receipt of a notice of termination from GSK under this Section 10 of Amendment No. 4, Isis will invoice GSK for the appropriate payment due under clauses (i)-(v) of this Section 10 of Amendment No. 4, as applicable, and GSK will make the applicable payments under clauses (i)-(v) of this Section 10 within [***] days of receipt of such invoice.
Subject to Section 9.3.4 and Section 9.3.5 of the Agreement, as amended by this Amendment No. 4, immediately following such termination notice date, GSK's obligations under Section 5.5 through Section 5.9 of the Agreement (as amended by this Amendment No. 4) will cease. Notwithstanding the foregoing, in the event GSK believes in good faith that there are safety concerns with respect to the GSK-5 Program or a Licensed Product under the GSK-5 Program, which concerns merit the immediate termination of the GSK-5 Program or such Licensed Product, GSK will have the right to terminate this Amendment No. 4 and the Agreement with respect to the GSK-5 Program or such Licensed Product, as applicable, immediately upon written notice to Isis and without a [***] ([***]) day notice period for termination and [***].  This Section 10 shall survive the termination of this Amendment No. 4 or the Agreement for purposes of determining the applicable payment, if any, due by GSK as a result of such termination.
11.
Special Consequences for Voluntary Termination by GSK under Section 10 of this Amendment No. 4.  In the event of a termination with respect to the GSK-5 Program under Section 10 of this Amendment No. 4, then:

a.
the licenses granted by Isis to GSK under the Agreement with respect to the GSK-5 Program will terminate and GSK, its Affiliates and Sublicensees will cease selling all Licensed Products from the GSK-5 Program; provided that GSK, its Affiliates and Sublicensees will have the right to sell any remaining inventory of such Licensed Products over a period of no greater than [***] ([***]) months after the effective date of such termination and GSK will pay Isis royalties in accordance with Section 7 of this Amendment No. 4 on the Net Sales of such inventory of Licensed Products;

b.
GSK will perform the obligations under Section 4.2.1 of the Agreement for the GSK-5 Program, as though such obligations under Section 4.2 of the Agreement were obligations owed by GSK to Isis, to the extent applicable and in GSK's Control mutatis mutandis; and

c.
except as explicitly set forth in this Section 11, or Sections 9.3.3, 9.3.4 or 9.3.5 of the Agreement, GSK will have no further rights and Isis will have no further obligations with respect to the GSK-5 Program.

For clarity, (i) this Section 11 of the Amendment No. 4 supersedes and replaces Section 9.3.2 of the Agreement solely with respect to a voluntary termination by GSK with respect to the GSK-5 Program, (ii) Section 9.3.2 of the Agreement will not apply to GSK's voluntary termination with respect to the GSK-5 Program under Section 10 of this Amendment No. 4, and (iii) Section 9.3.2 of the Agreement will continue to apply in the case of a termination by Isis under Section 9.2.2 or 9.2.3 of the Agreement.
12.
Collaboration Term. Solely with respect to the GSK-5 Program, notwithstanding anything to the contrary in the Agreement, the Collaboration Term for the GSK-5 Program is extended such that it ends on March 30, 2015.

13.
Definitions.  Capitalized terms not otherwise defined herein will have the meanings given in the Agreement. For purposes of this Amendment No. 4, the following capitalized terms will have the following meanings:

a.	"Additional Costs" means, [***].
b.
"Approved Changes" means any changes (including duration of dosing, additional studies, additional endpoints, additional analysis, additional drug supply, etc.) to the GSK-5 Development Plan (i) that are requested by a Party or required by a Regulatory Authority, (ii) that are required to be agreed upon by the Parties under this Amendment No. 4, and (iii) that are in fact agreed upon by GSK and Isis in accordance with this Amendment No. 4 or are decided through [***] final decision making authority under Section 5.c. of this Amendment No. 4.  For the avoidance of doubt, changes made to the Natural History Study in accordance with the terms of Section 1 of this Amendment No. 4 and changes made to the GSK-5 Development Plan that do not result in a Material Amendment shall not be considered "Approved Changes" as that term is used in this Amendment No. 4.

c.
"Complete", "Completed", or "Completion" means the point in time at which the primary database lock for the study data for the PoC Trial has occurred and the data generated based on that primary database lock under the statistical analysis plan for the PoC Trial are available.

d.	"Cost of Goods" has the meaning set forth in Section 3.b of this Amendment No. 4.
e.	"CRO" has the meaning set forth in Section 1.a of this Amendment No. 4.

f.	"CRO Contract" has the meaning set forth in Section 1.a of this Amendment No. 4.
g.	"External Costs" has the meaning set forth in Section 1.b. of this Amendment No. 4.
h.	"GSK-5 Development Plan" means the Development plan attached to this Amendment No. 4 as Attachment 1, which may be amended from time to time pursuant to Section 5 of this Amendment No. 4.
i.	"GSK-5 Option Deadline" has the meaning set forth in Section 4 of this Amendment No. 4.
j.	"GSK-5 PoC Trial Completion Package" has the meaning set forth in Section 4 of this Amendment No. 4.
k.	"GSK-5 Program" has the meaning set forth in the recitals.
l.	[***]
m.	[***]
n.	[***]
o.
"Material Amendment" means an amendment to one (1) or more of the bullet-point items set forth in the GSK-5 Development Plan included in Appendix A, attached to this Amendment No. 4 and incorporated herein by reference.

p.	"Natural History Study" means a study intended to follow the natural progression of [***] in patients with the [***], as more fully described in Attachment 1.
q.	"Natural History Study Cost Cap" has the meaning set forth in Section 1.b. of this Amendment No. 4.
r.
"PoC Data Package" means, with respect to the GSK-5 Program Development Candidate, (i) [***], (ii) [***], (iii) [***], (iv) [***], (v) copies of all filings submitted to Regulatory Authorities, (vi) [***], and (vii) [***].  In the event that GSK elects to exercise its early Option to the GSK-5 Program in accordance with the Agreement (as amended by this Amendment No. 4), the PoC Data Package will be interpreted to mean the items set forth in this Section 13.r (i) through (vii) to the extent such items are available at the time that GSK notifies Isis of GSK's election to exercise such early Option.

s.
"PoC Trial" means a clinical study for the GSK-5 Program, consisting of a two-part, multicenter, open-label study of the GSK-5 Development Candidate, including single dose (part 1) and multiple dose (part 2) cohorts, as described in the GSK-5 Development Plan.

* - * - * - *
[Signature page follows]

Execution Copy    Exhibit 10.2

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 4 to be executed by their duly authorized representatives as of the Amendment No. 4 Effective Date.
Isis Pharmaceuticals, Inc.
By: /s/ B. Lynne Parshall
Name: B. Lynne Parshall
Title: Chief Operating Officer
Date:

Glaxo Group Limited
By: /s/ Paul Williamson
Name: Paul Williamson
Title: Authorised Signatory for and on behalf
Of Edinburgh Pharmaceutical Industries Limited
Corporate Director
Date:
Execution Copy    Exhibit 10.2

Execution Copy    Exhibit 10.2

Attachment 1
GSK – 5 Development Plan
[***]